SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2005

THE FEMALE HEALTH COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-13602	39-1144397
(Commission File Number)	(I.R.S. Employer I.D. Number)

515 North State Street, Suite 2225 Chicago, Illinois	60610
(Address of Principal Executive Offices)	(Zip Code)

312-595-9123
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

        ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the
                                 Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01  Other Events.

On September 28, 2005, The Female Health Company (the "Company") issued a press release (the "Press Release") announcing the international availability of the Company's second generation FC2 female condom for the non-U.S. market at significantly reduced pricing. A copy of the Press Release is attached as Exhibit 99.1 to this Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits

The following exhibit is furnished herewith:

Exhibit 99.1 - Press Release of The Female Health Company, issued September 28, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FEMALE HEALTH COMPANY
Date: September 29, 2005
BY   /s/ O.B. Parrish
        O.B. Parrish, Chairman and
         Chief Executive Officer

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